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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report included in this registration statement and to the incorporation by reference in this registration statement of our report dated February 21, 2001 included in SkillSoft Corporation's Form 10-K for the year ended January 31, 2001 and to all references to our Firm included in this registration statement.



Boston, Massachusetts                               /s/ Arthur Andersen LLP
July 3, 2001